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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                ---------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934







Date of report (Date of earliest event reported):

August 28, 1998 (August 13, 1998)
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                            THE MARQUEE GROUP, INC.
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               (Exact name of registrant as specified in charter)


               Delaware                                0-21711                                13-3878295
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
     (State or Other Jurisdiction               (Commission File No.)            (IRS Employer Identification No.)
           of Incorporation)
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888 Seventh Avenue 37th Floor, New York, New York                          10019
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code: (212) 977 - 0300
                                                    ----------------

                                      N/A
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(Former name or former address, if changed since last report)


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ITEM 2.     ACQUISITIONS OR DISPOSITIONS OF ASSETS

         On August 13, 1998, The Marquee Group, Inc. (the "Company"), and its wholly owned subsidiary Marquee Group (UK) Limited, consummated its acquisition of Park Associates Limited, a sports and media talent representation firm in the United Kingdom (the "Park Associates Acquisition"). The initial consideration for the Park Associates Acquisition was approximately (pounds sterling)1.6 million (approximately $2.6 million) in cash and 117,440 shares of the Company's common stock. In addition, the Company will pay an additional
(pounds sterling)800,000 (approximately $1.3 million) in cash and (pounds sterling)200,000 (approximately $330,000) in the Company's common stock (based on the closing price of such stock as reported in the Wall Street Journal during the twenty days prior to the date of each payment) in five equal annual installments. The funds used to consummate the Park Associates Acquisition were obtained from the Company's working capital and borrowings under the Company's credit agreement.

         The foregoing description does not purport to be a complete description of the terms of the Park Associates Acquisition agreement and is qualified by reference to such agreement, a form of which is attached hereto as
Exhibit 2.1.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of Business Acquired.

         The required financial statements will be filed no later than 60 days after the date this Form 8-K was required to be filed.

(b)      Pro Forma Financial Information.

         The required pro forma financial information will be filed no later than 60 days after the date this Form 8-K was required to be filed.

(c)      Exhibits.

2.1      Form of Share Purchase Agreement, by and among Jonathan Roy Holmes,
         Peter McGarvey and Others, and The Marquee Group, Inc., and The Marquee
         Group (UK) Limited


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                    THE MARQUEE GROUP, INC.



                                    By: /s/ Jan E. Chason
                                        ----------------------
                                    Name: Jan E. Chason
                                    Title: Chief Financial Officer and Treasurer


Date: August 28, 1998